SCHEDULE B

TO THE ADMINISTRATION AGREEMENT

(Amended as of February 13, 2019)

Category 1

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 1 for administrative services: 0.075% of the first $10 billion of average daily net assets of all Category 1 funds in the JPMorgan Funds Complex,1 plus 0.050% of average daily net assets of all Category 1 funds between $10 billion and $20 billion, plus 0.025% of average daily net assets of all Category 1 funds between $20 billion and $25 billion, plus 0.010% of the average daily net assets of all Category 1 funds in excess of $25 billion.

Current Name	Prior Name
JPMorgan Access Balanced Fund	N/A

JPMorgan Access Growth Fund	N/A

JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Core Focus SMA Fund	N/A

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Corporate Bond Fund	N/A

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund

JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)

JPMorgan Emerging Economies Fund	N/A

JPMorgan Emerging Markets Corporate Debt Fund	N/A

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund	N/A

JPMorgan Emerging Markets Strategic Debt Fund	JPMorgan Emerging Markets Local Currency Debt Fund (name effective until 9/30/16)

JPMorgan Equity Focus Fund	N/A

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan Equity Premium Income Fund	N/A

JPMorgan Flexible Long/Short Fund[2]	JPMorgan Flexible Credit Long/Short Fund (name effective until 5/18/16)

JPMorgan Floating Rate Income Fund	N/A

JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)

JPMorgan Global Bond Opportunities Fund	N/A

JPMorgan Global Research Enhanced Index Fund	N/A

JPMorgan Global Unconstrained Equity Fund[3]	N/A

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan Growth and Income Fund	JPMorgan Growth & Income Fund

JPMorgan Hedged Equity Fund	N/A

JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)

JPMorgan High Yield Municipal Fund	JPMorgan Tax Aware High Income Fund (name effective until November 1, 2018)

[1]	For purposes of this Agreement, the “JPMorgan Funds Complex” includes all of the Funds subject to this Agreement.
[2]	To be liquidated on or about February 26, 2019.
[3]	To be liquidated on or about March 27, 2019.

Current Name	Prior Name
JPMorgan High Yield Opportunities Fund	N/A

JPMorgan International Equity Plus Fund	N/A

JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund

JPMorgan Income Fund	N/A

JPMorgan Inflation Managed Bond Fund	N/A

JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Investment Trust Bond Portfolio and One Group Investment Trust Bond Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Diversified Equity Portfolio (name effective until 4/24/09), JPMorgan Investment Trust Diversified Equity Portfolio and One Group Investment Trust Diversified Equity Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio	JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (name effective until 4/24/09), JPMorgan Investment Trust Mid Cap Value Portfolio and One Group Investment Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Global Allocation Portfolio	N/A

JPMorgan Insurance Trust Income Builder Portfolio	N/A

JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust Small Cap Equity Portfolio (name effective until 4/24/09)

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund

JPMorgan International Advantage Fund	JPMorgan Intrepid International Fund, JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund (the name effective until 12/15/05)

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Equity Income Fund	JPMorgan Global Equity Income Fund (name effective until 1/30/15)

JPMorgan International Hedged Equity Fund	N/A

JPMorgan International Research Enhanced Equity Fund	One Group International Equity Index Fund and JPMorgan International Equity Index Fund (name effective until 6/30/14)

JPMorgan International Unconstrained Equity Fund	N/A

JPMorgan International Value Fund	JPMorgan Fleming International Value Fund

JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund

JPMorgan Europe Dynamic Fund	JPMorgan Intrepid European Fund, JPMorgan Fleming Intrepid European Fund

JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid Investor Fund, JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06) and JPMorgan Intrepid Multi Cap Fund (name effective until 2/28/13)

JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (name effective until 8/31/09)

JPMorgan Macro Opportunities Fund	N/A

JPMorgan Managed Income Fund	N/A

JPMorgan Market Expansion Enhanced Index Fund	One Group Market Expansion Index Fund and JPMorgan Market Expansion Index Fund (name effective until 4/30/13)

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund (change effective 8/17/05)

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

JPMorgan Multi-Manager Alternatives Fund	N/A

Current Name	Prior Name
JPMorgan Multi-Manager Long/Short Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Municipal SMA Fund	N/A

JPMorgan Municipal Income Fund	One Group Municipal Income Fund

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Opportunistic Equity Long/Short Fund	N/A

JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund (this name effective until 12/31/05)

JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short Duration Core Plus Fund	JPMorgan Short Duration High Yield Fund (name effective until 9/29/17)

JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)

JPMorgan Small Cap Blend Fund	JPMorgan Dynamic Small Cap Growth Fund and JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)

JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan SmartRetirement Blend Income Fund	N/A

JPMorgan SmartRetirement Blend 2015 Fund	N/A

JPMorgan SmartRetirement Blend 2020 Fund	N/A

JPMorgan SmartRetirement Blend 2025 Fund	N/A

JPMorgan SmartRetirement Blend 2030 Fund	N/A

JPMorgan SmartRetirement Blend 2035 Fund	N/A

JPMorgan SmartRetirement Blend 2040 Fund	N/A

JPMorgan SmartRetirement Blend 2045 Fund	N/A

JPMorgan SmartRetirement Blend 2050 Fund	N/A

JPMorgan SmartRetirement Blend 2055 Fund	N/A

JPMorgan SmartRetirement Blend 2060 Fund	N/A

JPMorgan SmartSpending 2050 Fund	N/A

JPMorgan Strategic Income Opportunities Fund	N/A

JPMorgan Systematic Alpha Fund	JPMorgan Diversified Risk Fund (name effective until 5/15/14)

JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Tax Aware Real Return SMA Fund	N/A

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Total Return Fund	N/A

JPMorgan Ultra-Short Municipal Fund	N/A

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund	N/A

JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan Disciplined Equity Fund (name effective until 11/1/17)

JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund

JPMorgan Unconstrained Debt Fund	JPMorgan Multi-Sector Income Fund (name effective until 10/22/15)

JPMorgan Value Advantage Fund	N/A

JPMorgan Value Plus Fund	N/A

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

Category 2

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 2 for administrative services: 0.10% of the Fund’s average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund’s average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund’s average daily net assets in excess of $1,000,000,000.

N/A

Category 3

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 3 for administrative services: 0.070 of the first $150 billion of average daily net assets of all Category 3 funds in the JPMorgan Funds Complex, plus 0.050% of average daily net assets of all Category 3 funds between $150 billion and $300 billion, plus 0.030% of average daily net assets of all Category 3 funds between $300 billion and $400 billion, plus 0.010% of the average daily net assets of all Category 3 funds in excess of $400 billion.

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund

JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund

JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund

JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund

JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund

JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund

JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

JPMorgan Institutional Tax Free Money Market Fund	N/A

JPMorgan Securities Lending Money Market Fund	N/A

Category 4

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets of all Category 1 and Category 4 funds over $25 billion. These Funds are feeders into the Growth and Income Portfolio that has an additional 0.05% administration fee.

N/A

Category 5

The Administrator receives a fee of 0.00% of the average daily net assets of all Category 5 Funds.

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A

JPMorgan SmartRetirement 2020 Fund	N/A

JPMorgan SmartRetirement 2025 Fund	N/A

JPMorgan SmartRetirement 2030 Fund	N/A

JPMorgan SmartRetirement 2035 Fund	N/A

JPMorgan SmartRetirement 2040 Fund	N/A

JPMorgan SmartRetirement 2045 Fund	N/A

JPMorgan SmartRetirement 2050 Fund	N/A

JPMorgan SmartRetirement 2055 Fund	N/A

JPMorgan SmartRetirement 2060 Fund	N/A

JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

Category 6

The Administrator receives a fee of 0.365% of the average daily net assets of all Category 6 Funds.

N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust III

JPMorgan Trust IV

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

J.P. Morgan Investment Management Inc.

By:
Name:
Title: